SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):   December 4, 2000


                                U.S. ENERGY CORP.
-------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

          Wyoming                    0-6814                      83-0205516
          -------                    ------                      ----------
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)            File No.)                 Identification No.)



877 North 8th West, Riverton, WY                                 82501
----------------------------------------------          -----------------------
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


                                 Not Applicable
-------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)



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         Item 5.  OTHER EVENTS (December 4, 2000)

         Registrant is filing its unaudited condensed consolidated balance sheet dated as of October 31, 2000 in response to a request by The Nasdaq Stock Market, Inc. to demonstrate Registrant's compliance with the listing maintenance (financial) requirements of the National Market System, and to show that Registrant has overcome a very brief period of noncompliance with those financial requirements. For complete historical financial information, please see Registrant's report on Form 10-Q for the three months ended August 31, 2000, and the Registrant's Form 10-K for the fiscal year ended May 31, 2000. Registrant's report on Form 10-Q for the six months ended on November 30, 2000 will be filed on or before January 14, 2001.

         SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            U.S.  ENERGY CORP.


Dated: December 4, 2000             By:    /s/ Daniel P. Svilar
                                           ------------------------------------
                                           Daniel P. Svilar, Assistant Secretary



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

                      U.S. ENERGY CORP. & SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET

                                     ASSETS



                                                                    October 31,
                                                                        2000
                                                                    -----------
                                                                    (Unaudited)

CURRENT ASSETS:
    Cash and cash equivalents                                      $  1,624,900
    Accounts receivable
        Trade, net of allowance for doubtful accounts                 1,881,200
        Affiliates                                                       83,100
        Assets held for resale and other                              1,034,700
    Inventory                                                           132,200
                                                                   -------------
        TOTAL CURRENT ASSETS                                          4,756,100

INVESTMENTS AND ADVANCES
    Affiliates                                                           18,000
    Restricted investments                                            9,434,900
                                                                   ------------
        Total Investments and Advances                                9,452,900

PROPERTIES AND EQUIPMENT
        Land                                                          1,409,600
        Buildings and improvements                                    7,551,900
        Machinery and equipment                                      10,051,500
        Developed oil and gas properties, full cost method            1,773,600
        Undeveloped coalbed methane gas properties                    5,129,100
        Other mineral properties and mine development costs           1,470,700
                                                                   ------------
        Total Property and Equipment                                 27,386,400
    Less accumulated depreciation,
        depletion and amortization                                  (10,733,200)
                                                                    ------------
        Net Property and Equipment                                   16,653,200

OTHER ASSETS:
    Accounts and notes receivable:
        Real estate sales                                                51,800
        Employees                                                       309,200
    Deposits and other                                                  833,200
                                                                   -------------
        Total Other Assets                                            1,194,200
                                                                   -------------
                                                                    $32,056,400

            See notes to condensed consolidated financial statements.
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                        U.S. ENERGY CORP. & SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEET

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                     October 31
                                                                         2000
                                                                     -----------
                                                                     (Unaudited)

CURRENT LIABILITIES:
    Accounts payable and accrued expenses                          $  1,677,800
    Current portion of long-term debt                                   371,200
    Line of credit                                                      850,000
                                                                   -------------
        TOTAL CURRENT LIABILITIES                                     2,899,000

LONG-TERM DEBT                                                        1,058,200

RECLAMATION LIABILITY                                                 8,906,800

OTHER ACCRUED LIABILITIES                                             2,902,100

DEFERRED TAX LIABILITY                                                1,144,800

MINORITY INTERESTS                                                    1,171,400

COMMITMENTS AND CONTINGENCIES

FORFEITABLE COMMON STOCK,
    $.01 par value; 396,608 shares issued and
    forfeitable until earned                                          2,584,600

PREFERRED STOCK,
    $.01 par value; 100,000 shares authorized
    200 shares issued and outstanding                                 1,840,000

SHAREHOLDERS' EQUITY:
    Common stock, $.01 par value; 20,000 shares authorized;
        8,763,155 shares issued and outstanding                          87,700
    Additional paid-in capital                                       37,797,700
    Accumulated deficit                                             (25,205,500)
    Treasury stock at cost, 944,725 shares                           (2,639,900)
    Unallocated ESOP contribution                                      (490,500)
                                                                    ------------
        TOTAL SHAREHOLDERS' EQUITY                                    9,549,500
                                                                    ------------
                                                                   $ 32,056,400


            See notes to condensed consolidated financial statements.
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                        U.S. ENERGY CORP. & SUBSIDIARIES

              Notes to Condensed Consolidated Financial Statements

     1) The Condensed Consolidated Balance Sheet as of October 31, 2000, has been prepared by the Registrant without audit. In the opinion of the Registrant, the accompanying balance sheet contains all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Registrant as of October 31, 2000.

     2) Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted. It is suggested that this balance sheet be read in conjunction with the Registrant's May 31, 2000 Form 10-K.

     3) The condensed consolidated balance sheet of the Registrant includes 100% of the accounts of USECB Joint Venture ("USECB" or "USECC") which is owned 50% by the Registrant and 50% by the Registrant's subsidiary, Crested Corp. (Crested). The condensed consolidated balance sheet also reflects 100% of the accounts of its majority-owned and controlled subsidiaries: Energx Ltd. (90%), Crested (52%), Plateau Resources Limited (100%), Sutter Gold Mining Co. (63%), Yellow Stone Fuels Corp. ("YSFC") (35.9%), Four Nines Gold, Inc. (50.9%), Ruby Mining Company (91%), Northwest Gold, Inc. (96%) and Rocky Mountain Gas, Inc. (82%). All material intercompany balances have been eliminated.

     4) Accrued reclamation obligations and standby costs of $11,891,600 are the reclamation liability at the SMP mining properties and the Shootaring Uranium Mill. The reclamation work may be performed over several years and is bonded with either cash or certain of the Registrant's real estate assets.

     5) The Registrant is filing its unaudited condensed consolidated balance sheet dated as of October 31, 2000 in response to a request by The Nasdaq Stock Market, Inc. to demonstrate Registrant's compliance with the listing maintenance (financial) requirements of the National Market System, and to show that Registrant has overcome a very brief period of noncompliance with those financial requirements.



            See notes to condensed consolidated financial statements.
                                        3

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